UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2019
Date of Report (Date of earliest event reported)

Ecology and Environment Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive
Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 245 under the Securities Act (17 CFT 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock par value $.01 per share	EEI	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 20, 2019, in response to the May 13, 2019 formal determination letter (the “Determination Letter”) from the Listing Qualifications Department (“Nasdaq Staff”) of the Nasdaq Stock Market (“Nasdaq”) stating that Ecology and Environment Inc. (the “Company”) did not meet the terms of the exception that was previously granted by the Nasdaq Staff in order to allow the Company to regain compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), the Company timely submitted a request for a hearing before the Nasdaq hearings panel (the “Panel”), including an additional request for a stay of delisting pending the hearing.

The Determination Letter provided that, as the Company did not regain compliance with the Rule prior to May 13, 2019, the Company’s common stock would be subject to delisting (the “Delisting Action”), unless the Company timely requested a hearing before the Panel. As previously reported, the Company is not in compliance with the Rule because it has not filed its Annual Report on Form 10-K for the fiscal year ended July 31, 2018 and its Quarterly Reports on Form 10-Q for the periods ended October 27, 2018 and January 26, 2019 (the “Delinquent Filings”).

Also on May 20, 2019, the Company received a letter from a Nasdaq Hearings Advisor notifying the Company that the Panel has scheduled the Company’s hearing for June 27, 2019 (the “Hearing Confirmation Letter”).  In addition to outlining specific information to be provided by the Company to the Panel prior to the hearing, the Hearing Confirmation Letter also confirmed that the Delisting Action has been stayed for a period of 15 calendar days, or until June 4, 2019 (the “Stay Period”).  During the Stay Period, the Panel will assess whether to grant an extended stay through the completion of the hearing, and will notify the Company of its decision prior to expiration of the Stay Period.

There is no assurance that the Panel will grant the Company’s request for a stay of delisting pending the hearing or its request to extend the time within which to regain compliance with the Rule and for continued listing.  Although the Company is working diligently and currently anticipates it will submit its Delinquent Filings to the Securities and Exchange Commission and regain compliance with the Rule by the end of May 2019, it cannot provide any assurances that such anticipated date will be met.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECOLOGY AND ENVIRONMENT INC.

	By	/s/Peter F. Sorci
Peter F. Sorci
Acting Chief Financial Officer

Dated: May 20, 2019